Exhibit 99.2

GE Capital Announces Debt Issuance and Tender Offer

BOSTON — May 6, 2020 — GE (NYSE:GE) today announced multiple transactions to extend its GE Capital debt maturities and enhance its liquidity profile, following a series of recent steps the Company has taken to solidify its financial position.

GE Capital is launching a strategic debt issuance of private debt offerings across four U.S. dollar-denominated tranches. A euro-denominated offering may follow. GE Capital intends to use the net proceeds from the offerings to fund the tender of up to an equivalent in aggregate principal amount of GE Capital bonds maturing through 2023. Any excess proceeds will be used to repurchase, redeem or repay outstanding debt obligations, including upcoming maturities of outstanding notes. The combination of these transactions is expected to be leverage-neutral over time.

The debt will be issued by GE Capital Funding, LLC, a newly formed finance subsidiary of GE Capital, and guaranteed by General Electric Company (“GE”). The bonds will rank pari passu with the outstanding existing and future senior unsecured debt of GE.

The securities referenced herein will be offered and sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and to non-U.S. persons outside the United States in accordance with Regulation S under the Securities Act and applicable exemptions from registration, prospectus or like requirements under the laws and regulations of the relevant jurisdictions outside the United States. The securities referenced herein and related guarantees have not been registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and the rules promulgated thereunder.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities referenced herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Caution Concerning Forward-Looking Statements

This release contains “forward-looking statements”—that is, statements related to future, not past, events. These forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “preliminary,” or “range.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the expected timing, size or other terms of the debt issuance and tender offer; our ability to complete the debt issuance and tender offer; the potential impacts of the COVID-19 pandemic on our business operations, financial results and financial position and on the world economy; our expected financial performance, including cash flows, revenues, organic growth, margins, earnings and earnings per share; macroeconomic and market conditions and volatility; planned and potential business or asset dispositions; our de-leveraging plans, including leverage ratios and targets, the timing and nature of actions to reduce indebtedness and our credit ratings and outlooks; GE’s and GE Capital’s funding and liquidity; our businesses’ cost structures and plans to reduce costs; restructuring, goodwill impairment or other financial charges; or tax rates.

For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and of businesses’ and governments’ responses to the pandemic on our operations and personnel, and on commercial activity and demand across our and our customers’ businesses, and on global supply chains; our inability to predict the extent to which the COVID-19 pandemic and related impacts will continue to adversely impact our business operations, financial performance, results of operations, financial position, the prices of our securities and the achievement of our strategic objectives; changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including interest rates, the value of securities and other financial assets (including our equity ownership position in Baker Hughes), oil and other commodity prices and exchange rates, and the impact of such changes and volatility on our financial position; our de-leveraging and capital allocation plans, including with respect to actions to reduce our indebtedness, the timing and amount of GE dividends, organic investments, and other priorities; further downgrades of our current short- and long-term credit ratings or ratings outlooks, or changes in rating application or methodology, and the related impact on our liquidity, funding profile, costs and competitive position; GE’s liquidity and the amount and timing of our GE Industrial cash flows and earnings, which may be impacted by customer, supplier, competitive, contractual and other dynamics and conditions; GE Capital’s capital and liquidity needs, including in connection with GE Capital’s run-off insurance operations and discontinued operations, the amount and timing of required capital contributions to the insurance operations and any strategic actions that we may pursue; the impact of conditions in the financial and credit markets on GE Capital’s ability to sell financial assets; the availability and cost of funding; and GE Capital’s exposure to particular counterparties and markets; our success in executing and completing asset dispositions or other transactions, including our plan to exit our equity ownership position in Baker Hughes, the timing of closing for such transactions and the expected proceeds and benefits to GE; global economic trends, competition and geopolitical risks, including changes in the rates of investment or economic growth in key markets we serve, or an escalation of trade tensions such as those between the U.S. and China;  market developments or customer actions that may affect levels of demand and the financial performance of the major industries and customers we serve, such as secular, cyclical and competitive pressures in our Power business, pricing and other pressures in the renewable energy market, levels of demand for air travel and other customer dynamics such as early aircraft retirements, conditions in key geographic markets and other shifts in the competitive landscape for our products and services; operational execution by our businesses, including our ability to improve the operations and execution of our Power and Renewable Energy businesses, and the performance of our Aviation business; changes in law, regulation or policy that may affect our businesses, such as trade policy and tariffs, regulation related to climate change and the effects of U.S. tax reform and other tax law changes; our decisions about investments in new products, services and platforms, and our ability to launch new products in a cost-effective manner; our ability to increase margins through implementation of operational changes, restructuring and other cost reduction measures; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of Alstom, SEC and other investigative and legal proceedings; the impact of actual or potential failures of our products or third-party products with which our products are integrated, such as the fleet grounding of the Boeing 737 MAX and the timing of its return to service and return to delivery, and related reputational effects; the impact of potential information technology, cybersecurity or data security breaches; and the other factors that are described in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 24, 2020, and under Part II, Item 1A, of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the SEC on April 29, 2020, as such descriptions may be updated or amended in any future reports we file with the SEC.  These or other uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. Forward-looking statements speak only as of the date they were made, and we do not undertake to update them.

About GE

GE (NYSE:GE) rises to the challenge of building a world that works. For more than 125 years, GE has invented the future of industry, and today the company’s dedicated team, leading technology, and global reach and capabilities help the world work more efficiently, reliably, and safely. GE’s people are diverse and dedicated, operating with the highest level of integrity and focus to fulfill GE’s mission and deliver for its customers.

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swinoker@ge.com

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